Exhibit 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                    RIG STATUS REPORT AS OF NOVEMBER 6, 2000

                     DRILLING
RIG NAME              DEPTH        DESIGN                         LOCATION       STATUS                OPERATOR
----------------------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'        Mat Cantilever                 GOM            Contracted            Basin Exploration

----------------------------------------------------------------------------------------------------------------------------
Ocean Drake            200'        Mat Cantilever                 GOM            Contracted            Chevron

----------------------------------------------------------------------------------------------------------------------------
Ocean Champion         250'        Mat Slot                       GOM            Contracted            Cliffs/Pogo
----------------------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'        Independent Leg Cantilever     GOM            Contracted            BP Vastar

----------------------------------------------------------------------------------------------------------------------------
Ocean Spartan          250'        Independent Leg Cantilever     GOM            Contracted            BP Vastar

----------------------------------------------------------------------------------------------------------------------------
Ocean Spur             250'        Independent Leg Cantilever     GOM            Contracted            BP Vastar

----------------------------------------------------------------------------------------------------------------------------
Ocean King             300'        Independent Leg Cantilever     GOM            Contracted            BP
----------------------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'        Independent Leg Cantilever     GOM            Undergoing Repairs        -
----------------------------------------------------------------------------------------------------------------------------
Ocean Summit           300'        Independent Leg Cantilever     GOM            Contracted            EOG Resources

----------------------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'        Independent Leg Cantilever     GOM            Contracted            BP Vastar
----------------------------------------------------------------------------------------------------------------------------
Ocean Titan            350'        Independent Leg Slot           GOM            Contracted            BP Vastar
----------------------------------------------------------------------------------------------------------------------------
Ocean Tower            350'        Independent Leg Slot           GOM            Contracted            Houston Exploration

----------------------------------------------------------------------------------------------------------------------------
Ocean Century          800'        Korkut                         GOM            Cold Stacked              -
----------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'      Bethlehem SS-2000              GOM            Contracted            Houston Exploration

----------------------------------------------------------------------------------------------------------------------------
Ocean Baroness         6,000'      Victory Class                  Singapore      Shipyard Upgrade          -
----------------------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'      Korkut                         GOM            Stacked Ready             -
----------------------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'      Victory Class                  GOM            Cold Stacked              -
----------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'      Victory Class                  GOM            Stacked Ready             -
----------------------------------------------------------------------------------------------------------------------------


                     DRILLING
RIG NAME              DEPTH        DESIGN                         LOCATION       STATUS                OPERATOR
----------------------------------------------------------------------------------------------------------------------------

Ocean Rover            2,000'      Victory Class                  GOM            Cold Stacked              -
----------------------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'      F&G SS-2000                    GOM            Contracted            Walter



----------------------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'      F&G SS-2000                    GOM            Stacked Ready             -
----------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'      F&G SS-2000                    GOM            Contracted            Walter

----------------------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'      Victory Class                  GOM            Contracted            Mariner
----------------------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'      F&G 9500 Enhanced Pacesetter   GOM            Contracted            Shell

----------------------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'      Victory Class                  GOM            Contracted            Texaco


----------------------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'      Victory Class                  GOM            Contracted            Kerr McGee





----------------------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'      Victory Class                  GOM            Contracted            BP Vastar

----------------------------------------------------------------------------------------------------------------------------
Ocean America          5,500'      Ocean Odyssey                  GOM            Contracted            BP
----------------------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'      Ocean Odyssey                  GOM            Contracted            Amerada Hess


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Ocean Confidence       7,500'      DP Aker H-3.2 Modified         GOM            Contracted            BP
----------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'        Independent Leg Cantilever     Indonesia      Contracted            Maxus

----------------------------------------------------------------------------------------------------------------------------

                     DRILLING
RIG NAME              DEPTH        DESIGN                         LOCATION       STATUS                OPERATOR
----------------------------------------------------------------------------------------------------------------------------

Ocean Heritage         250'        Independent Leg Cantilever     Indonesia      Contracted            Maxus

----------------------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'        Aker H-3                       Cote D'lvoire  Contracted            DOTS/Santa Fe
----------------------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'      Aker H-3                       North Sea      Contracted            Veba

----------------------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,200'      Korkut                         Shipyard                 -               -
----------------------------------------------------------------------------------------------------------------------------
Ocean General          1,200'      Korkut                         Australia      Contracted            Phillips

----------------------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'      Victory Class                  Australia      Contracted            Japex

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Ocean Guardian         1,500'      Earl & Wright Sedco 711 Series North Sea      Contracted            Venture

----------------------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'      Aker H-3                       North Sea      Contracted            Talisman
----------------------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'      Aker H-3                       Brazil         Contracted            Petrobras
----------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'      F&G SS-2000                    Brazil         Contracted            Petrobras
----------------------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'      Aker H-3                       Brazil         Contracted            Petrobras

----------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'      DP DYVI Super Yatzy            Brazil         Contracted            Petrobras
----------------------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,500'      DP Ocean Ranger II Modified    Brazil         Contracted            Petrobras
----------------------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'      DP Fluor/Mitsubishi            Brazil         Contracted            Petrobras
----------------------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED **

                                                                                               DAYRATE
RIG NAME             CURRENT TERM            START DATE              ESTIMATED END DATE     (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Ocean Crusader       third of three wells    early October 2000      late November 2000       upper 20's

------------------------------------------------------------------------------------------------------------
Ocean Drake          four month extension    late September 2000     late January 2001        mid 30's
                     plus option
------------------------------------------------------------------------------------------------------------
Ocean Champion       one well plus option    late October 2000       mid November 2000        lower 30's
------------------------------------------------------------------------------------------------------------
Ocean Columbia       one year term plus      mid January 2000        mid January 2001         upper teens
                     option
------------------------------------------------------------------------------------------------------------
Ocean Spartan        six month extension     mid May 2000            mid November 2000        mid 20's
                     plus option
------------------------------------------------------------------------------------------------------------
Ocean Spur           six month term plus     early October 2000      early April 2001         upper 30's
                     option
------------------------------------------------------------------------------------------------------------
Ocean King           90 day term plus option late October 2000       late January 2001        lower 50's
------------------------------------------------------------------------------------------------------------
Ocean Nugget                    -            late September 2000     mid January 2001                -
------------------------------------------------------------------------------------------------------------
Ocean Summit         second of two wells     late April 2000         mid November 2001        mid 20's

------------------------------------------------------------------------------------------------------------
Ocean Warwick        six month term          early October 2000      early April 2001         lower 50's
------------------------------------------------------------------------------------------------------------
Ocean Titan          90 day term             early August 2000       early November 2000      lower 30's
------------------------------------------------------------------------------------------------------------
Ocean Tower          one well                early August 2000       early November 2000      mid 30's

------------------------------------------------------------------------------------------------------------
Ocean Century                   -                       -                       -                    -
------------------------------------------------------------------------------------------------------------
Ocean Ambassador     one well                mid August 2000         mid November 2000        mid 30's

------------------------------------------------------------------------------------------------------------
Ocean Baroness                  -                       -            February 2002                   -
------------------------------------------------------------------------------------------------------------
Ocean New Era                   -                       -                       -                    -
------------------------------------------------------------------------------------------------------------
Ocean Prospector                -                       -                       -                    -
------------------------------------------------------------------------------------------------------------
Ocean Endeavor                  -                       -                       -                    -
------------------------------------------------------------------------------------------------------------

                                                                                               DAYRATE
RIG NAME             CURRENT TERM            START DATE              ESTIMATED END DATE     (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Ocean Rover                     -                       -                       -                    -
------------------------------------------------------------------------------------------------------------
Ocean Concord        one well                mid September 2000      early November 2000      lower 30's



------------------------------------------------------------------------------------------------------------
Ocean Lexington                 -                       -                       -                    -
------------------------------------------------------------------------------------------------------------
Ocean Saratoga       one well                early November 2000     early December 2000      mid 30's

------------------------------------------------------------------------------------------------------------
Ocean Voyager        one well plus option    early November 2000     mid December 2000        lower 40's
------------------------------------------------------------------------------------------------------------
Ocean Worker         four-year term plus     mid January 1998        mid January 2002         120's
                     option
------------------------------------------------------------------------------------------------------------
Ocean Quest          fourth of four plug     mid September 2000      early November 2000      mid 60's
                     and abandonment
                     operations
------------------------------------------------------------------------------------------------------------
Ocean Star           third of three wells    early July 2000         mid November 2000        mid 70's





------------------------------------------------------------------------------------------------------------
Ocean Victory        three-year term plus    mid November 1997       early March 2001         120's
                     option
------------------------------------------------------------------------------------------------------------
Ocean America        one well                late August 2000        mid February 2001        lower 80's
------------------------------------------------------------------------------------------------------------
Ocean Valiant        810 day term            late September 1999     late December 2001       110's


------------------------------------------------------------------------------------------------------------
Ocean Confidence     five-year term          late November 2000      late November 2005       lower 170's
------------------------------------------------------------------------------------------------------------
Ocean Sovereign      two-year term           mid September 2000      early August 2002        lower 30's

------------------------------------------------------------------------------------------------------------

                                                                                               DAYRATE
RIG NAME             CURRENT TERM            START DATE              ESTIMATED END DATE     (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
Ocean Heritage       Substitution for Ocean  mid October 2000        late December 2000       lower 30's
                     Sovreign
------------------------------------------------------------------------------------------------------------
Ocean Liberator      two wells               late October 2000       mid January 2001         lower 40's
------------------------------------------------------------------------------------------------------------
Ocean Nomad          one well plus one       late October 2000       late November 2000       upper 30's
                     sidetrack
------------------------------------------------------------------------------------------------------------
Ocean Epoch                     -                       -            mid November 2000        -
------------------------------------------------------------------------------------------------------------
Ocean General        one well                late September 2000     early November 2000      lower 60's

------------------------------------------------------------------------------------------------------------
Ocean Bounty         two wells               late June 2000          mid November 2000        lower 50's

------------------------------------------------------------------------------------------------------------
Ocean Guardian       one well                mid August 2000         early November 2000      lower 40's

------------------------------------------------------------------------------------------------------------
Ocean Princess       one well plus 3 options early November 2000     mid February 2001        upper 30's
------------------------------------------------------------------------------------------------------------
Ocean Whittington    three-year term         mid March 1998          mid March 2001           100's
------------------------------------------------------------------------------------------------------------
Ocean Yorktown       five-year term          early June 1996         early June 2001          lower 60's
------------------------------------------------------------------------------------------------------------
Ocean Winner         two-year term           early May 1999          early May 2001           lower 80's

------------------------------------------------------------------------------------------------------------
Ocean Yatzy          five-year term          early November 1998     early November 2003      120's
------------------------------------------------------------------------------------------------------------
Ocean Alliance       three-year term         early September 2000    early September 2003     110's
------------------------------------------------------------------------------------------------------------
Ocean Clipper        three-year term         mid January 2000        mid January 2003         lower 90's
------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

** TABLE CONTINUED **


RIG NAME             COMMENTS
-------------------------------------------------------------------------
Ocean Crusader        contracted for two wells plus option with Walter in
                      lower 20's ending early January 2001
-------------------------------------------------------------------------
Ocean Drake           available

-------------------------------------------------------------------------
Ocean Champion        available
-------------------------------------------------------------------------
Ocean Columbia        available

-------------------------------------------------------------------------
Ocean Spartan         contracted for six month extension plus option with
                      BP Vastar in lower 40's ending mid May 2001
-------------------------------------------------------------------------
Ocean Spur            available

-------------------------------------------------------------------------
Ocean King            available
-------------------------------------------------------------------------
Ocean Nugget          available
-------------------------------------------------------------------------
Ocean Summit          contracted for one well extension with EOG
                      Resources in lower 50's ending mid December 2000
-------------------------------------------------------------------------
Ocean Warwick         available
-------------------------------------------------------------------------
Ocean Titan           available
-------------------------------------------------------------------------
Ocean Tower           contracted for one well plus option with Houston
                      Exploration in mid 30's ending mid December 2000
-------------------------------------------------------------------------
Ocean Century                                 -
-------------------------------------------------------------------------
Ocean Ambassador      contracted for one well plus option with Stone
                      Energy in mid 30's ending early December 2000
-------------------------------------------------------------------------
Ocean Baroness        available
-------------------------------------------------------------------------
Ocean New Era         available
-------------------------------------------------------------------------
Ocean Prospector                              -
-------------------------------------------------------------------------
Ocean Endeavor                                -
-------------------------------------------------------------------------

RIG NAME             COMMENTS
-------------------------------------------------------------------------
Ocean Rover                                   -
-------------------------------------------------------------------------
Ocean Concord         contracted for one well with Walter in mid 30's
                      ending early December 2000 followed by one well
                      plus option with Walter in mid 30's ending late
                      December 2000
-------------------------------------------------------------------------
Ocean Lexington       available
-------------------------------------------------------------------------
Ocean Saratoga        contracted for two wells plus option with Walter in
                      upper 30's ending early January 2001
-------------------------------------------------------------------------
Ocean Voyager         available
-------------------------------------------------------------------------
Ocean Worker          available

-------------------------------------------------------------------------
Ocean Quest           available


-------------------------------------------------------------------------
Ocean Star            contracted for two wells with Kerr McGee in mid
                      80's ending early January 2001; followed by two
                      well extension with Kerr McGee in mid 90's ending
                      early March 2001; followed by six month extension
                      plus option with Kerr McGee in 100's ending early
                      September 2001
-------------------------------------------------------------------------
Ocean Victory         available

-------------------------------------------------------------------------
Ocean America         available
-------------------------------------------------------------------------
Ocean Valiant         contracted for Conger Prospect in 110's ending late
                      January 2001; followed by 120's ending late
                      December 2001
-------------------------------------------------------------------------
Ocean Confidence      available
-------------------------------------------------------------------------
Ocean Sovereign       shipyard repairs beginning early November and
                      ending late December 2000
-------------------------------------------------------------------------

RIG NAME             COMMENTS
-------------------------------------------------------------------------
Ocean Heritage        Substitution for Ocean Sovereign beginning early
                      October 2000 ending late December 2000
-------------------------------------------------------------------------
Ocean Liberator       available
-------------------------------------------------------------------------
Ocean Nomad           available

-------------------------------------------------------------------------
Ocean Epoch           available
-------------------------------------------------------------------------
Ocean General         contracted for one well plus two options with
                      Coastal in upper 40's ending early December 2000
-------------------------------------------------------------------------
Ocean Bounty          contracted for two wells with Kerr McGee in upper
                      40's ending mid December 2000
-------------------------------------------------------------------------
Ocean Guardian        contracted for one well extension with Venture in
                      lower 40's ending early December 2000
-------------------------------------------------------------------------
Ocean Princess        available
-------------------------------------------------------------------------
Ocean Whittington     available
-------------------------------------------------------------------------
Ocean Yorktown        available
-------------------------------------------------------------------------
Ocean Winner          contracted for 18 month extension with Petrobras
                      in lower 80's ending late October 2002
-------------------------------------------------------------------------
Ocean Yatzy           available
-------------------------------------------------------------------------
Ocean Alliance        available
-------------------------------------------------------------------------
Ocean Clipper         available
-------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico